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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): April 27, 2006

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                     0-23212                36-3885440
 (State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)                File Number)       Identification Number)

    647 North Lakeview Parkway, Vernon Hills, Illinois            60061
         (Address of Principal Executive Offices)               (Zip Code)

                                 (847) 247-9400
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On April 27, 2006, Telular Corporation issued a press release reporting its fiscal year 2006 second quarter results. A copy of the press release is being furnished, not filed, as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits

       99.1 Press Release issued by Telular Corporation dated April 27, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2006

                                                     TELULAR CORPORATION


                                                     /s/ JEFFREY L. HERRMANN
                                                     ---------------------------
                                                     Jeffrey L. Herrmann
                                                     Executive Vice President,
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

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                               TELULAR CORPORATION
                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              DATED APRIL 27, 2006

Exhibit
Number         Document Name
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99.1           Press Release dated April 27, 2006